Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, David A. Fiorentino, Chief Financial Officer of JWC Acquisition Corp. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2012

/s/ David A. Fiorentino
David A. Fiorentino
Chief Financial Officer